SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, DC 20549

                     -----------------------

                             FORM 8-K

                          CURRENT REPORT


              PURSUANT TO SECTION 13 OR 15(D) OF THE

                 SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): JANUARY 1, 1997


                    ACTIVE APPAREL GROUP, INC.
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      (Exact name of registrant as specified in its charter)


    DELAWARE                     0-025918           13-3672716
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(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)   Identification No.)


             1350 BROADWAY, SUITE 2300, NEW YORK, NEW YORK  10018
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             (Address of principal executive offices)


Registrant's telephone number, including area code: (212) 239-0990


                             N/A
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  (Former name or former address, if changed since last report.)

ITEM 5.           OTHER EVENTS.

         Effective January 1, 1997, the Registrant and Everlast World's Boxing Headquarters Corp., a New York corporation ("Everlast"), entered into two Consolidated Amendment Agreements that consolidated previous amendments and further amended the terms of the Registrant's exclusive license agreements with Everlast to produce and market certain apparel in the United States and Canada. Among other things, the Consolidated Amendment Agreements extend the license and option periods from December 31, 2002 to December 31, 2012. A copy of each Consolidated Amendment Agreement is annexed hereto and incorporated by reference as Exhibits 10.1 and 10.2 to this Report.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

         EXHIBIT NO.                               EXHIBITS

           10.1 Consolidated Amendment Agreement by and between Everlast and Registrant, dated as of January 1, 1997.

           10.2 Consolidated Amendment Agreement (Canada) by and between Everlast and Registrant, dated as of January 1, 1997.


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
                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ACTIVE APPAREL GROUP, INC.



Dated: January 16, 1997            By:    /s/ George Q. Horowitz
                                      -----------------------------------------
                                        Name:  George Q. Horowitz
                                               Title: Chief Executive Officer,
                                               President, Treasurer and
                                               Director


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